Exhibit 10.1

EIGHTH AMENDMENT

EIGHTH  AMENDMENT, dated as of March 11, 2013 (this “Amendment”), by and among HUNTSMAN INTERNATIONAL LLC, a Delaware limited liability company (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), and JPMORGAN CHASE BANK, N.A. (in such capacity, the “2013 Additional Term Loan Lender”).

RECITALS:

WHEREAS, the Borrower, the lenders from time to time party thereto, the agents from time to time party thereto and the Administrative Agent have heretofore entered into that certain credit agreement dated as of August 16, 2005 (as heretofore amended, restated, supplemented or otherwise modified by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010, the Sixth Amendment to Credit Agreement dated as of March 7, 2011 and the Seventh Amendment to Credit Agreement dated as of March 6, 2012, and as may be further amended, supplemented or otherwise modified in accordance with its terms, the “Credit Agreement”) (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement).

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting Additional Term Loans pursuant to Section 2.1(a)(ii)(A) of the Credit Agreement;

WHEREAS, pursuant to Section 2.1(a)(ii)(B) of the Credit Agreement, (i) the Borrower may obtain Additional Term Loans by, among other things, entering into one or more amendments with lenders providing such Additional Term Loans to set forth the terms and conditions of such Additional Term Loans not covered by the Credit Agreement and (ii) no consent of any Lender (other than any lender making such Additional Term Loans) is required to permit the borrowing of such Additional Term Loans or to effectuate such amendment;

WHEREAS, the Borrower has requested that the 2013 Additional Term Loan Lender make Additional Term Loans in an aggregate principal amount equal to $225,000,000 (the Additional Term Loans made in such principal amount on the Eighth Amendment Effective Date (as defined below), the “2013 Additional Term Loans”);

WHEREAS, the 2013 Additional Term Loan Lender has indicated its willingness to lend the 2013 Additional Term Loans on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Making of the 2013 Additional Term Loans. Subject to the terms and conditions set forth herein, the 2013 Additional Term Loan Lender agrees to make the 2013 Additional Term Loans to the Borrower on the Eighth Amendment Effective Date.

2.                                      Terms of 2013 Additional Term Loans and Amendments to the Credit Agreement.  Except for the reference to “Extended Term B Dollar Loans” and “Extended Term B Dollar Lenders” in the second sentence of Section 2.1(a)(i) of the Credit Agreement and the definition of “Scheduled Extended Term B Dollar Repayments”, the 2013 Additional Term Loans shall have terms identical to the Extended Term B Dollar Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Extended Term B Dollar Lenders, of the Credit Agreement and the other Loan Documents, each reference to a “Term B Dollar Loan” or “Extended Term B Dollar Loan” or “Extended Term B Dollar Loans” in the Loan Documents shall be deemed to include the 2013 Additional Term Loans and each reference to “Extended Term B Dollar Lender” or in the Loan Documents shall be deemed to include the 2013 Additional Term Loan Lender, and the definitions of the terms “Extended Term B Dollar Loan” and “Extended Term B Dollar Lender” shall be deemed modified to include the 2013 Additional Term Loans and 2013 Additional Term Loan Lender, respectively.  Furthermore, it is understood and agreed that, notwithstanding the definition of  “Scheduled 2013 Additional Term Loan Repayments” (as defined in the Credit Agreement after giving effect to this Amendment), the Scheduled 2013 Additional Term Loan Repayments shall be made at each time the Scheduled Extended Term B Dollar Repayments are made, and the Scheduled 2013 Additional Term Loan Repayments shall be deemed Scheduled Extended Term B Dollar Repayments for all purposes of the Loan Documents and be treated ratably with the Scheduled Extended Term B Dollar Repayments for all purposes of the Credit Agreement.

(b)           The following definition shall be added to Section 1.01 of the Credit Agreement, and Scheduled Additional Term Loan Repayments shall be deemed Scheduled Term Repayments for all purposes of the Loan Documents:

“Scheduled 2013 Additional Term Loan Repayments” means, with respect to the principal payments on the 2013 Additional Term Loans for each date set forth below, the principal payment on the 2013 Additional Term Loans set forth opposite such date:

Scheduled 2013 Additional Term Loan Repayments

Date	Principal Payment

March 31, 2014	1% of the principal amount of 2013 Additional Term Loans funded on the Eighth Amendment Effective Date

March 31, 2015	1% of the principal amount of 2013 Additional

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Date	Principal Payment

Term Loans funded on the Eighth Amendment Effective Date

March 31, 2016	1% of the principal amount of 2013 Additional Term Loans funded on the Eighth Amendment Effective Date

Extended Term B Loan Maturity Date	100% of the aggregate principal amount of the 2013 Additional Term Loans

(c)           Section 1.1 of the Credit Agreement shall be amended by adding the following definition:

“2013 Additional Term Loans” shall have the meaning assigned to such term in the Eighth Amendment.

“Eighth Amendment” means the Eighth Amendment dated March 11, 2013 among Borrower, the Administrative Agent, and JPMorgan Chase Bank, N.A., in its capacity as the 2013 Additional Term Loan Lender.

“Eighth Amendment Effective Date” has the meaning assigned thereto in the Eighth Amendment.

3.                                      Conditions to Effectiveness.  This Amendment shall become effective, and the 2013 Additional Term Loans shall be made, on the date that the following conditions shall have been satisfied (the “Eighth Amendment Effective Date”):

(i)                                     Amendment Signatures. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, the 2013 Additional Term Loan Lender and the Administrative Agent and (ii) the Consent and Reaffirmation, in the form attached hereto as Exhibit A duly executed and delivered by the Borrower and each of the Subsidiary Guarantors.

(ii)                                  Fees and Expenses. The Borrower shall have paid, to the extent invoiced (x) the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and (y) any fees payable to the 2013 Additional Term Loan Lender or any of its Affiliates in connection with the transactions contemplated by this Amendment.

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(iii)                               Notes.  The Borrower shall have duly executed and delivered to the Administrative Agent notes in the form of Exhibit 2.2(a)(4) to the Credit Agreement, payable to the 2013 Additional Term Loan Lender which if it has requested a note in the amount of its 2013 Additional Term Loans after giving effect to this Amendment, all of which shall be in full force and effect.

(iv)                              Opinion of Counsel.  The Administrative Agent shall have received from Latham & Watkins LLP, special counsel to the Borrower, an opinion in the form attached hereto as Exhibit B, addressed to the Administrative Agent and each of the Lenders and dated the Eighth Amendment Effective Date.

(v)                                 Secretary’s Certificate, Etc.  The Administrative Agent shall have received (i) a certificate as to the good standing of the Borrower and each Subsidiary Guarantor as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the secretary or assistant secretary of the Borrower and each Subsidiary Guarantor dated on or about the Eighth Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) and (2) the certificate or articles of incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of the Borrower or such Subsidiary Guarantor as in effect on the Eighth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since the most recent delivery thereof to the Administrative Agent, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent thereof) of the Borrower or such Subsidiary Guarantor authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Amendment or the Consent and Reaffirmation Agreement on behalf of the Borrower or such Subsidiary Guarantor; (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate pursuant to clause (ii) above.

(vi)                              Officer’s Certificate.  The Administrative Agent shall have received a certificate, dated the Eighth Amendment Effective Date and signed by a Responsible Officer on behalf of the Borrower, confirming that (i) the Borrower has complied with the requirements of Section 7.11(b) of the Credit Agreement with respect to all Subsidiaries formed or acquired on or after the Seventh Amendment Effective Date and (ii) the representations and warranties contained in Section 5 hereof are true and correct as of the Eighth Amendment Effective Date.

(vii)                           Compliance Certificate.  The Borrower shall have delivered to Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding the incurrence of the 2013 Additional Term Loans (prepared in

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good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement) giving pro forma effect to such incurrence and evidencing compliance with the covenant set forth in Article IX of the Credit Agreement.

(viii)                        Flood Determinations. The Administrative Agent shall have received with respect to each Mortgaged Property (i) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Credit Party relating thereto) and (ii) a copy of, or a certificate as to coverage under, the insurance policies required by Section 7.8 of the Credit Agreement and the applicable provisions of the Security Documents, endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payee or mortgagee endorsement and naming the Collateral Agent on behalf of the Secured Parties as mortgagee, loss payee or additional insured (as applicable) and otherwise in form and substance satisfactory to the Administrative Agent.

(ix)                              Notice of Borrowing. The Borrower shall have delivered to the Administrative Agent a Notice of Borrowing with respect to the 2013 Additional Term Loans in accordance with the requirements of Section 2.5 of the Credit Agreement or otherwise satisfactory to the Administrative Agent.

(x)                                 Notice of Prepayment.  The Borrower shall have delivered a fully executed notice of prepayment of all of the Non-Extended Term B Dollar Loans in accordance with Section 4.3(a) of the Credit Agreement at or before the time required under the Credit Agreement in order to allow a prepayment of such Non-Extended Term B Dollar Loans on the Eighth Amendment Effective Date.

4.             Post-Effective Date Requirements.

(a)           Within 60 days after the Eighth Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent:

(i)            Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property located in Alabama and Florida, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion (based on advice reasonably satisfactory to the Administrative Agent of local counsel in the state in which the applicable Mortgaged Property is located) that Mortgage Amendments are not required in order to secure the Borrower’s Obligations as modified hereby.

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(ii)           To the extent reasonably requested by Administrative Agent, title searches with respect to each Mortgaged Property and, in connection with any Mortgage Amendment delivered pursuant to clause (i) above and to the extent available at commercially reasonable rates in the jurisdiction in which the applicable Mortgaged Property is located, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy, each in form and substance reasonably satisfactory to Administrative Agent.

(iii)          Advice of local counsel to the Borrower with respect to each Mortgage Amendment, in form (which may be by email) and substance reasonably satisfactory to the Administrative Agent.

(iv)          Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (a), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.

(b)           Within 30 days after the Eighth Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent an opinion of Dickinson Dees LLP, special United Kingdom counsel to the Borrower, or another firm reasonably acceptable to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders and dated as of the date of delivery thereof.

5.             Representations and Warranties.  On and as of the Eighth Amendment Effective Date, before and after giving effect to the incurrence of the 2013 Additional Term Loans, the Borrower hereby represents and warrants to each Lender as follows:

(i)            this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, and the Credit Agreement after giving effect to this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms (in each case, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law));

(ii)           each of the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the Eighth Amendment Effective Date, as though made on and as of such time, except to the extent such representations and warranties are expressly made as of a specific date, in

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which event such representations and warranties are true and correct as of such specified date;

(iii)          no Event of Default or Unmatured Event of Default has occurred and is continuing; and

(iv)          the 2013 Additional Term Loans are not prohibited by the terms of any Public Note Document.

6.             References to and Effect on the Credit Agreement.

(a)           On and after the Eighth Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein,” or words of like import in respect of the Credit Agreement, as the case may be, in the Loan Documents and all other documents (the “Ancillary Documents”) delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as hereby amended.

(b)           Except as specifically amended above, the Credit Agreement, and the other Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

7.                                      Use of Proceeds.  The Borrower covenants and agrees that it will use the proceeds of the 2013 Additional Term Loans to prepay, on the Eighth Amendment Effective Date, outstanding Non-Extended Term B Dollar Loans and thereafter, as permitted under Section 2.1(a)(ii)(A) of the Credit Agreement.

8.                                      References to and Effect on the Credit Agreement.

(a)           On and after the Eighth Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein,” or words of like import in respect of the Credit Agreement, as the case may be, in the Loan Documents and all other documents (the “Ancillary Documents”) delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as hereby amended.

(b)           Except as specifically amended above, the Credit Agreement, and the other Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

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(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

(d)           For the avoidance of doubt, any Lender submitting its signature page to be an extending Lender shall be deemed to have consented to this Amendment and shall not be required to deliver another signature page hereto to be deemed to have consented hereto.

9.             Miscellaneous.

(a)           Execution in Counterparts.  This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.  Delivery of an executed signature page to this Amendment by telecopy or electronic (pdf) transmission shall be deemed to constitute delivery of an originally executed signature page hereto.

(b)           Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE.

(c)           Headings.  Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

(d)           Integration.  This Amendment, the other agreements and documents executed and delivered pursuant to this Amendment and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)           Loan Document.  This Amendment is an amendment contemplated by Section 2.01(a)(ii)(B) of the Credit Agreement and shall constitute a Loan Document.

(f)            Binding Effect.  This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower and the Administrative Agent and the Lenders and their respective successors and assigns.  Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(g)           Consent to Jurisdiction; Waiver of Jury Trial.

(i)            Each party hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York State court sitting in the City of New York in any action or proceeding arising out of or relating to this Amendment, and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and

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determined in any such United States federal or New York State court and the Borrower and each Lender irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(ii)           Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

HUNTSMAN INTERNATIONAL LLC
By:	/s/ J. Kimo Esplin
Name:	J. Kimo Esplin
Title:	Executive Vice President and Chief Financial
Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as 2013 Additional Term Loan Lender

By:	/s/ Gitanjali Pundir
Name: Gitanjali Pundir
Title: Vice President

Exhibit A

CONSENT AND REAFFIRMATION

March 11, 2013

Reference is made to (i) the Credit Agreement dated as of August 16, 2005 (as heretofore amended, supplemented and modified by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010, the Sixth Amendment to Credit Agreement dated as of March 7, 2011 and the Seventh Amendment to Credit Agreement dated as of March 6, 2012, the “Credit Agreement”), by and among Huntsman International LLC, a Delaware limited liability company (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent, the Agents party thereto and the Lenders party thereto and (ii) the Eighth Amendment to Credit Agreement (the “Eighth Amendment”) dated as of even date herewith, among the Borrower, the Lenders party thereto and the Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as amended by the Eighth Amendment, the “Amended Credit Agreement”) are used herein as therein defined.

1.             Each of the undersigned hereby (a) acknowledges receipt of a copy of the Eighth Amendment, (b) consents to and approves the execution, delivery and performance of the Eighth Amendment and the performance of the Credit Agreement as amended by the Eighth Amendment.

2.             After giving effect to the Eighth Amendment, incurrence of the Additional Term Loan thereunder and the amendments and modifications to the Loan Documents (including, without limitation, waivers of provisions of any Loan Documents) effectuated by the Eighth Amendment (collectively, the “Modifications”), each of the undersigned ratifies, reaffirms and agrees to perform all of its obligations under each Loan Document to which it is a party (whether as original signatory thereto, by supplement thereto, by operation of law or otherwise), and agrees that all such obligations remain in full force and effect including, without limitation, all of its obligations under each of the following Loan Documents to which it is a party:

(a)           the Amended Credit Agreement;

(b)           each Note;

(c)           each Security Document, including without limitation: (i) the Collateral Security Agreement dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Collateral Security Agreement dated as of December 20, 2005, Supplement No. 2 to Collateral Security Agreement dated as of December 22, 2010 and Supplement No. 3 to Collateral Security Agreement dated as of December 20, 2012), (ii) the Pledge Agreement dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Pledge Agreement dated as of December 20, 2005, Supplement No. 2 to Pledge Agreement dated as of December 22, 2010 and Supplement No. 3 to Pledge Agreement dated as of December 20, 2012), (iii) the UK Pledge Agreements, (iv) the UK Debenture, and (v) the Mortgages; and

(d)           each Guaranty, including, without limitation, the Subsidiary Guaranty dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement

No. 1 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 2 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 3 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 4 to Subsidiary Guaranty dated as of December 22, 2010 and Supplement No. 5 to Subsidiary Guaranty dated as of December 20, 2012).

3.             After giving effect to the Eighth Amendment and the Modifications effectuated thereby, each of the undersigned, with respect to each Security Document to which it is a party (a) reaffirms and ratifies the Liens granted by the undersigned under such Security Document and (b) confirms and acknowledges that the Liens granted by the undersigned under such Security Document remain in full force and effect.

4.             After giving effect to the Eighth Amendment and the Modifications effectuated thereby, each of the undersigned agrees that, from and after the Eighth Amendment Effective Date, each reference to “the Credit Agreement” in the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement.

5.             Each of the undersigned agrees that this Consent and Reaffirmation is made for the benefit of the Administrative Agent, the Lenders from time to time party to the Credit Agreement and the other persons secured by any of the Security Documents (whether defined in such Security Documents as “Secured Parties” or otherwise).

6.             EACH OF THE UNDERSIGNED AGREES THAT THIS CONSENT AND REAFFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Reaffirmation to be duly executed and delivered as of the      th day of                 , 2013.

HUNTSMAN INTERNATIONAL LLC

By:
Name:
Title:

EXECUTED as a deed by TIOXIDE AMERICAS LLC

By:
Name:
Title:

Witnessed by:

Executed and delivered as a deed on behalf of TIOXIDE GROUP acting by:

Name:
Title:

Name:
Title:

AIRSTAR CORPORATION

HUNTSMAN ADVANCED MATERIALS AMERICAS LLC

HUNTSMAN ADVANCED MATERIALS LLC

HUNTSMAN AUSTRALIA HOLDINGS LLC

HUNTSMAN AUSTRALIA LLC

HUNTSMAN CHEMICAL PURCHASING LLC

HUNTSMAN ENTERPRISES LLC

HUNTSMAN ETHYLENEAMINES LLC

HUNTSMAN FUELS LLC

HUNTSMAN INTERNATIONAL FINANCIAL LLC

HUNTSMAN INTERNATIONAL FUELS LLC

HUNTSMAN INTERNATIONAL TRADING CORPORATION

HUNTSMAN MA INVESTMENT CORPORATION

HUNTSMAN MA SERVICES CORPORATION

HUNTSMAN PETROCHEMICAL LLC

HUNTSMAN PETROCHEMICAL PURCHASING LLC

HUNTSMAN PROCUREMENT LLC

HUNTSMAN PROPYLENE OXIDE LLC

HUNTSMAN PURCHASING, LTD.

By:                  Huntsman Procurement LLC, its General Partner

HUNTSMAN SURFACTANTS TECHNOLOGY CORPORATION

POLYMER MATERIALS INC.

TIOXIDE AMERICAS (HOLDINGS) LLC

By:
Name:
Title:

EXHIBIT B

March 11, 2013

The lenders listed on Schedule A hereto (the “Lenders”)

and

JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders

270 Park Avenue

New York, NY 10017

Re:         Huntsman International LLC Credit Agreement

Ladies and Gentlemen:

We have acted as special counsel to Huntsman International LLC, a Delaware limited liability company (the “Borrower”), in connection with that certain Amended Credit Agreement (as defined below) among the Borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other Opinion Documents (as defined below). Reference is made to that certain Credit Agreement dated as of August 16, 2005 (as amended by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010, the Sixth Amendment to the Credit Agreement dated as of March 7, 2011, the Seventh Amendment to Credit Agreement dated as of March 6, 2012 (the “Credit Agreement”) and as further amended by the Eighth Amendment to Credit Agreement dated as of March 11, 2013 (the “Eighth Amendment”) (with the Credit Agreement as amended by the Eighth Amendment, the “Amended Credit Agreement”) among the Borrower, the lenders from time to time party thereto and the Administrative Agent.

This letter is furnished pursuant to Section 3(iv) of the Eighth Amendment. Capitalized terms defined in the Amended Credit Agreement, used herein and not otherwise defined herein, shall have the meanings given them in the Amended Credit Agreement. As used in this letter, “Credit Parties” means the parties listed on Schedule B hereto.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specified fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure). We have examined, among other things, the following:

(a)        the Eighth Amendment;

(b)        the Amended Credit Agreement;

(c)        the Consent and Reaffirmation dated as of March 11, 2013 among the Borrower, each Subsidiary Guarantor party thereto and the Administrative Agent (the “Reaffirmation Agreement”);

(d)        the Collateral Security Agreement dated as of August 16, 2005 by and among the Borrower, certain subsidiaries of the Borrower from time to time party thereto and JPMorgan Chase Bank, N.A., as the collateral agent (the “Collateral Agent”), as supplemented by Supplement No. 1 to Collateral Security Agreement dated as of December 20, 2005 and Supplement No. 2 to Collateral Security Agreement dated as of December 22, 2010 (the “Security Agreement”);

(e)        copies of the following documents (the “Governing Documents”) (i) the Certificates of Formation and Operating Agreements listed on Exhibit A hereto for each of the entities specified therein (collectively, the “Delaware LLC Loan Parties); (ii) the Certificate of Incorporation and Bylaws listed on Exhibit A hereto for the entity specified therein (the “Delaware Corporation Loan Party” and, together with the Delaware LLC Loan Parties, the “Delaware Loan Parties”); and (iii) the Certificates of Formation and Operating Agreements listed on Exhibit B hereto for each of the entities specified therein (collectively, the “Texas Loan

Parties” and, together the Delaware Loan Parties, the “Opinion Parties”) (the documents described in clauses (i) through (iii) of this paragraph, the “Governing Documents”);

(f)        photocopies of acknowledgement copies of the UCC-1 financing statements naming each of the Delaware Loan Parties as debtors and the Collateral Agent as secured party, together with all schedules and exhibits to such financing statement(s), as filed in the Office of the Secretary of State of the State of Delaware (the “Delaware Filing Office”), copies of which are attached hereto as Exhibit C (collectively, the “Delaware Financing Statements”); and

(g)        photocopies of acknowledgement copies of the UCC-1 financing statements naming each of the Texas Loan Parties as debtors and the Collateral Agent as secured party, together with all schedules and exhibits to such financing statement(s), as filed in the Office of the Secretary of State of Texas, (the “Texas Filing Office”), a copy of which is attached hereto as Exhibit D (collectively, the “Texas Financing Statements”).

The documents described in subsections (a) - (c) above are referred to herein collectively as the “Opinion Documents.” The documents described in subsections (a) — (d) above are referred to herein collectively as the “Loan Documents.” As used in this letter, the “New York UCC” shall mean the Uniform Commercial Code as now in effect in the State of New York. As used in this letter, “Applicable UCC” shall mean the New York UCC, the Uniform Commercial Code as now in effect in the State of Texas (the “Texas UCC”) and/or the Delaware UCC (as defined below), as applicable.

Except as otherwise stated herein, as to factual matters we have, with your consent, relied upon the foregoing, and upon oral and written statements and representations of officers and other representatives of the Credit Parties and others, including the representations and warranties of the Credit Parties in the Loan Documents. We have not independently verified such factual matters.

We are opining as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York, and in paragraphs 1 and 5 of this letter, the Delaware General Corporation Law (the “DGCL”) and the Delaware Limited Liability Company Act (the “DLLCA”), and in paragraphs 2 and 5 of this letter, the Texas Business Organizations Code (the “TBOC”) and in paragraph 7 of this letter, the Delaware UCC (as defined below), and in paragraph 8 of this letter, the Texas UCC, and we express no opinion with respect to the applicability to the opinions expressed herein, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or in the case of Texas, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state. With your permission, we have based our opinions set forth in paragraph 7 exclusively upon our review of Article 9 of the Uniform Commercial Code of the State of Delaware as set forth in the CCH Secured Transactions Guide without regard to judicial interpretations thereof or any regulations promulgated thereunder or any other laws of the State of Delaware (the “Delaware UCC”).

Except as otherwise stated herein, our opinions herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to borrowers and guarantors in secured loan transactions. We express no opinion as to any state or federal laws or regulations applicable to the subject transactions because of the legal or regulatory status of any parties to the Loan Documents or the legal or regulatory status of any of their affiliates. We express no opinion with respect to those matters, and to the extent elements of those opinions are necessary to the conclusions expressed herein, we have, with your consent, assumed such matters.

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1.             Each of the Delaware LLC Loan Parties is a limited liability company under the DLLCA with limited liability company power and authority to enter into the Opinion Documents and perform its obligations thereunder. The Delaware Corporation Loan Party is a corporation under the DGCL with corporate power and authority to enter into the Opinion Documents and perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that each of the Delaware Loan Parties is validly existing and in good standing under the laws of the State of Delaware.

2.             Each of the Texas Loan Parties is a limited liability company under the TBOC with limited liability company power and authority to enter into the Opinion Documents and perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that each of the Texas Loan Parties is validly existing and in good standing under the laws of the State of Texas.

3.             The execution, delivery and performance of the Opinion Documents by each Opinion Party that is a party thereto has been duly authorized by all necessary corporate or limited liability company, as applicable, action of each Opinion Party that is a party thereto and have been duly executed and delivered by each of the Opinion Parties.

4.             Each of the Opinion Documents constitutes a legally valid and binding obligation of each Credit Party that is a party thereto, enforceable against each Credit Party in accordance with its terms.

5.             The execution and delivery of the Opinion Documents by each Opinion Party and the consummation by such Opinion Party of the transactions contemplated by the Opinion Documents do not on the date hereof:

(i)            violate the provisions of the Governing Documents of such Opinion Party;

(ii)           violate any federal or New York statute, rule, or regulation applicable to the such Opinion Party or the DGCL, DLLCA or TBOC, as applicable; or

(iii)          require any consents, approvals, or authorizations to be obtained by such Opinion Party from, or any registrations, declarations or filings to be made by such Opinion Party with, any governmental authority under any federal or New York statute, rule or regulation applicable to such Opinion Party (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming such Opinion Party complies with the provisions of the Opinion Documents relating to the use of proceeds) or the DGCL, DLLCA or TBOC, as applicable, on or prior to the date hereof that have not been obtained or made.

6.             The Eighth Amendment does not, of itself, adversely affect the validity under the New York UCC of the security interest of Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement) (the “Secured Party”) in that part of the collateral described in Section 1.1 of the Security Agreement in which the Credit Parties have rights in which a valid security interest may be created under Article 9 of the New York UCC (the “UCC Collateral”) and after giving effect to the Eighth Amendment, Secured Party’s security interest in the UCC Collateral will be a valid security interest under Article 9 of the New York UCC to the same extent that it was a valid security interest immediately before the effectiveness of the Eighth Amendment.

7.             The Eighth Amendment does not, of itself, adversely affect perfection of Secured Party’s security interest under the Delaware UCC in that part of the UCC Collateral in which, immediately before the effectiveness of the Eighth Amendment, Secured Party had a perfected security interest solely by virtue of the filing of the Delaware Financing Statements in the Delaware Filing Office (the “Delaware Filing Collateral”) and after giving effect to the Eighth Amendment, Secured Party’s security interest in such Delaware Filing Collateral will be a perfected security interest under Article 9 of the Delaware UCC to the same extent that it was a perfected security interest immediately before the effectiveness of the Eighth Amendment.

8.             The Eighth Amendment does not, of itself, adversely affect perfection of Secured Party’s security interest under the Texas UCC in that part of the UCC Collateral in which, immediately before the effectiveness of the Eighth Amendment, Secured Party had a perfected security interest solely by virtue of the filing of the Texas Financing Statements in the Texas Filing Office (the “Texas Filing Collateral”) and after giving effect to the Eighth Amendment, Secured Party’s security interest in such Texas Filing Collateral will be a perfected security interest under Article 9 of the Texas UCC to the same extent that it was a perfected security interest immediately before the effectiveness of the Eighth Amendment.

9.             None of the Credit Parties is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Except as expressly set forth in paragraphs 6 through 8, we do not express any opinion with respect to the creation, validity, attachment, perfection or priority of any security interest or lien or the effectiveness of any sale or other conveyance or transfer of real or personal property. The opinions above do not include any opinions with respect to compliance with laws relating to permissible rates of interest.

Our opinions are subject to:

(a)        the effects of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors, and the judicial application of foreign laws or governmental actions affecting creditors’ rights;

(b)        the effects of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith, fair dealing and the discretion of the court before which a proceeding is brought;

(c)        the invalidity under certain circumstances under law or court decisions of provisions for the indemnification or exculpation of or contribution to a party with respect to a liability where such indemnification, exculpation or contribution is contrary to public policy; and

(d)        we express no opinion with respect to (i) consents to, or restrictions upon, governing law, jurisdiction, venue, service of process, arbitration, remedies or judicial relief; (ii) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (iii) waivers of broadly or vaguely stated rights; (iv) covenants not to compete; (v) provisions for exclusivity, election or cumulation of rights or remedies; (vi) provisions authorizing or validating conclusive or discretionary determinations; (vii) grants of setoff rights; (viii) provisions to the effect that a guarantor is liable as a primary obligor, and not as a surety and provisions purporting to waive modifications of any guaranteed obligation to the extent such modification constitutes a novation; (ix) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy; (x) proxies, powers and trusts; (xi) provisions prohibiting, restricting, or requiring consent to assignment or transfer of any right or property; (xii) provisions for liquidated damages, default interest, late charges, monetary penalties, prepayment or make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (xiii) provisions permitting, upon acceleration of any indebtedness, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; (xiv) we express no opinion with respect to any “swap” (as such term is defined in the Commodity Exchange Act), including any guarantee thereof, by any Credit Party which is not an “eligible contract participant” (as such term is defned in the Commodity Exchange Act) and (xv) the severability, if invalid, of provisions to the foregoing effect.

We express no opinion or confirmation as to federal or state securities laws (except as set forth in paragraph 9 of this letter), tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, usury laws, environmental laws, margin regulations (except as set forth in paragraph 5(iii)), FINRA rules or stock exchange rules (without limiting other laws excluded by customary practice).

Without limiting the generality of the foregoing, the opinions expressed above are also subject to the following limitations, exceptions and assumptions:

(a)           We have assumed that any conditions to the effectiveness of the Opinion Documents have been satisfied or waived and that any required lender consents to the Opinion Documents have been obtained;

(b)             We have assumed that, immediately prior to giving effect to the Opinion Documents, the Credit Agreement and the Security Agreement were the legally valid, binding and enforceable obligations of the parties thereto;

(c)             We have assumed that, since the original date of execution thereof, except as specifically set forth in the definition of Loan Documents, the definition of Credit Agreement or the definition of Security Agreement, no Loan Document has been amended, restated, modified, supplemented or terminated and that no rights pursuant thereto have been released, waived or modified either expressly or by any action or inaction of the parties thereto and that no party has defaulted on its obligations under the Loan Documents;

(d)             We have assumed that since the original date of filing thereof, no Delaware Financing Statement or Texas Financing Statement has been amended, restated, modified, supplemented or terminated and that no rights pursuant thereto have been released, waived or modified either expressly or by any action or inaction of the parties thereto;

(e)             With respect to our opinions in paragraphs 6, 7 and 8, we have assumed that none of Secured Party’s interest in the UCC Collateral has been released in connection with the consummation of the transactions contemplated by the Opinion Documents; and

(f)             The effect of New York law and court decisions which provide that certain suretyship rights and defenses are available to a party that encumbers its property to secure the obligations of another.

The opinions set forth above are also subject to (i) the unenforceability of contractual provisions waiving or varying the rules listed in Section 9-602 of the New York UCC, (ii) the unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice of or opportunity for hearing or correction, (iii) the effect of provisions of the New York UCC and other general legal principles that impose a duty to act in good faith and in a commercially reasonable manner, and (iv) the effect of Sections 9-406, 9-407, 9-408 and 9-409 of the New York UCC on any provision of any Loan Document that purports to prohibit, restrict, require consent for or otherwise condition the assignment of rights under such Loan Document.

We call to your attention that enforcement of a claim denominated in a foreign currency may be limited by requirements that the claim (or a judgment in respect of the claim) be converted into United States dollars, and we express no opinion as to the enforceability of any indemnity for losses associated with the exchange of the judgment currency into any other currency.

Our opinions in paragraph 6 above are limited to Article 9 of the New York UCC, our opinions in paragraph 7 above are limited to Article 9 of the Delaware UCC and our opinions in paragraph 8 above are limited to Article 9 of the Texas UCC and therefore those opinion paragraphs, among other things, do not address collateral of a type not subject to, or excluded from the coverage of, Article 9 of the Applicable UCC.

Additionally,

(i)            We express no opinion with respect to the priority of any security interest or lien.

(ii)           We express no opinion with respect to any agricultural lien or any collateral that consists of letter-of-credit rights, commercial tort claims, goods covered by a certificate of title, claims against any government or governmental agency, consumer goods, crops growing or to be grown, timber to be cut, goods which are or are to become fixtures, as-extracted collateral or cooperative interests.

(iii)          We assume the descriptions of collateral contained in, or attached as schedules to, the Loan Documents and any financing statements accurately and sufficiently describe the collateral intended to be covered by the Loan Documents or such financing statements provided that we make no such assumption as to the sufficiency of any collateral described solely by a type of collateral defined in Article 9 of the Applicable UCC. Additionally, we express no opinion as to whether the phrases “all personal property” or “all assets” or similarly general phrases would be sufficient to create a valid security interest in the collateral or particular item or items of collateral; however, we note that pursuant to Section 9-504 of the Applicable UCC the phrases “all assets” or “all personal property” can be a sufficient description of collateral for purposes of perfection by the filing of a financing statement.

(iv)          We have assumed that each grantor of any security interest has, or with respect to after-acquired property will have, rights in the collateral granted by it or the power to transfer rights in such collateral, and that each such grantor has received value, and express no opinion as to the nature or extent of any grantor’s rights in any of the collateral and we note that with respect to any after-acquired property, the security interest will not attach until the applicable grantor acquires such rights or power.

(v)           We call to your attention the fact that the perfection of a security interest in “proceeds” (as defined in the Applicable UCC) of collateral is governed and restricted by Section 9-315 of the Applicable UCC.

(vi)          We have assumed that the exact legal name of each Opinion Party is as set forth in the copy of the organizational documents certified by the applicable Secretary of State, and we have also assumed the accuracy of the other factual information set forth on the Delaware Financing Statements and the Texas Financing Statements, as applicable.

(vii)         Section 552 of the federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

(viii)        We express no opinion with respect to any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest’s obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Applicable UCC.

(ix)          We express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-335 or 9-336 of the Applicable UCC.

(x)           We call to your attention that a security interest may not attach or become enforceable or be perfected as to contracts, licenses, permits, equity interests or other property which are not assignable under applicable law, or are subject to consent requirements or contractual or other prohibitions or restrictions on assignment, except to the extent that any such prohibitions, restrictions or consent requirements may be rendered ineffective to prevent the attachment of the security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC, as applicable, and we note that the extent of any security interest created in reliance on such UCC provisions may be limited. In addition, we call to your attention that your rights under the Loan Documents as secured parties may be subject to the provisions of the organizational and governing documents of any entity in which any equity interests (or other rights of equity holders or investors) are pledged and the provisions of the applicable laws under which any such entity is organized.

(xi)          We express no opinion regarding any security interest in any copyrights, patents, trademarks, service marks or other intellectual property, or any license or sublicense thereof or the proceeds of any of the foregoing except to the extent Article 9 of the Applicable UCC may be applicable to the foregoing and, without limiting the generality of the foregoing, we express no opinion as to the effect of any federal laws relating to copyrights, patents, trademarks, service marks or other intellectual property on the opinions expressed herein. In addition, we call to your attention that any license or sublicense of copyrights, patents, trademarks or other intellectual property may not be assignable unless such license or sublicense affirmatively permits the creation, perfection and enforcement of a security interest therein.

(xii)         We express no opinion as to the enforceability of any provision of any Loan Document purporting to agree to the classification or type of any property for purposes of the Applicable UCC.

(xiii)        We express no opinion with respect to the security interest of the Collateral Agent for the benefit of any secured party except to the extent that the Collateral Agent has been duly appointed as agent for such persons.

With your consent, we have assumed (a) that the Loan Documents have been duly authorized, executed and delivered by the parties thereto other than the Opinion Documents by the Opinion Parties, (b) that the Loan Documents constitute legally valid and binding obligations of the parties thereto other than the Opinion Documents with respect the Credit Parties, enforceable against each of them in accordance with their respective terms, and (c) that the status of the Loan Documents as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities, provided that we make no such assumption to the extent we have opined as to such matters with respect to the Opinion Parties or Credit Parties herein.

This letter is furnished only to you and is solely for your benefit in connection with the transactions referenced in the first paragraph. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent, which may be granted or withheld in our discretion. At your request, we hereby consent to reliance hereon by any future assignee of your interest in the loans under the Amended Credit Agreement pursuant to an assignment that is made and consented to in accordance with the express provisions of Section 12.8 of the Amended Credit Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time.

Very truly yours,

SCHEDULE A

LENDERS

[List of Lenders to be attached.]

SCHEDULE B

CREDIT PARTIES

1.              HUNTSMAN INTERNATIONAL LLC

2.              AIRSTAR CORPORATION

3.              HUNTSMAN ADVANCED MATERIALS AMERICAS LLC

4.              HUNTSMAN ADVANCED MATERIALS LLC

5.              HUNTSMAN AUSTRALIA LLC

6.              HUNTSMAN AUSTRALIA HOLDINGS LLC

7.              HUNTSMAN CHEMICAL PURCHASING LLC

8.              HUNTSMAN ENTERPRISES LLC

9.              HUNTSMAN ETHYLENEAMINES LLC

10.       HUNTSMAN FUELS LLC

11.       HUNTSMAN INTERNATIONAL FINANCIAL LLC

12.       HUNTSMAN INTERNATIONAL FUELS LLC

13.       HUNTSMAN INTERNATIONAL TRADING CORPORATION

14.       HUNTSMAN MA INVESTMENT CORPORATION

15.       HUNTSMAN MA SERVICES CORPORATION

16.       HUNTSMAN PETROCHEMICAL LLC

17.       HUNTSMAN PETROCHEMICAL PURCHASING LLC

18.       HUNTSMAN PROCUREMENT LLC

19.       HUNTSMAN PROPYLENE OXIDE LLC

20.       HUNTSMAN PURCHASING, LTD.

21.       HUNTSMAN SURFACTANTS TECHNOLOGY CORPORATION

22.       POLYMER MATERIALS INC.

23.       TIOXIDE AMERICAS LLC

24.       TIOXIDE AMERICAS (HOLDINGS) LLC

25.       TIOXIDE GROUP

EXHIBIT A

DELAWARE LLC LOAN PARTIES

1.                                           Huntsman International LLC

1)             Certificate of the Delaware Secretary of State with respect to Huntsman International LLC dated as of February 21, 2011, Authentication 8573643

2)             Certificate of Formation of Huntsman Imperial Chemicals LLC dated as of March 23, 1999.

3)             Certificate of Amendment to Certificate of Formation of Huntsman Imperial Chemicals LLC dated as of April 12, 1999 changing the name of the entity to Huntsman ICI Chemicals LLC

4)             Certificate of Amendment to Certificate of Formation of Huntsman ICI Chemicals LLC dated as of December 7, 2000 changing the name of the entity to Huntsman International LLC

5)             Certificate of Merger merging Huntsman LLC with and into Huntsman International LLC dated as of August 16, 2005

6)             Certificate of Merger merging Huntsman International Holdings LLC with and into Huntsman International LLC dated as of August 16, 2005

7)             Certificate of Merger merging Huntsman Family LLC with and into Huntsman International LLC dated as of September 28, 2007

8)             Certificate of Conversion converting Huntsman International LLC to Huntsman International Inc. dated as of October 20, 2008

9)             Certificate of Incorporation of Huntsman International Inc. dated as of October 20, 2008

10)      Certificate of Conversion to Limited Liability Company of Huntsman International Inc. dated as of November 5, 2008

11)      Certificate of Formation of Huntsman International LLC dated as of November 5, 2008

12)      Certificate and Articles of Merger merging Huntsman Chemical Company LLC with and into Huntsman International LLC dated as of September 2, 2009

13)      Certificate of Merger merging JK Holdings Corporation with and into Huntsman International LLC dated as of September 2, 2009

14)      Certificate and Articles of Merger merging Huntsman International Chemicals LLC with and into Huntsman International LLC dated as of September 2, 2009

15)      Certificate and Articles of Merger merging Huntsman Expandable Polymers Company, LC with and into Huntsman International LLC dated as of September 2, 2009

16)      Certificate and Articles of Merger merging Huntsman Group Intellectual Property Holdings LLC with and into Huntsman International LLC dated as of September 2, 2009

17)      Limited Liability Company Agreement of Huntsman International LLC dated as of November 5, 2008

2.                                           Huntsman Advanced Materials Americas LLC

1)             Certificate of the Delaware Secretary of State with respect to Huntsman Advanced Materials Americas LLC dated as of February 21, 2011, Authentication 8573644

2)             Certificate of Incorporation of Avanti USA Inc. dated as of November 19, 1999

3)             Certificate of Amendment of Certificate of Incorporation of Avanti USA Inc. dated as of February 4, 2000 changing the name of the entity to Avanti USA (Specialty Chemicals) Inc.

4)             Certificate of Amendment of Certificate of Incorporation of Avanti USA (Specialty Chemicals) Inc. dated as of May 18, 2000 changing the name of the entity to Vantico Inc.

5)             Certificate of Merger of Vantico A&T US Inc. into Vantico Inc. under the name of Huntsman Advanced Materials Americas Inc. dated as of December 11, 2003

6)             Certificate of Conversion of Huntsman Advanced Materials Americas Inc. from Corporation to Limited Liability Company dated as of September 2, 2009

7)             Certificate of Formation of Huntsman Advanced Materials Americas LLC dated as of September 2, 2009

8)             Limited Liability Company Agreement of Huntsman Advanced Materials Americas LLC dated as of September 2, 2009

3.                                           Huntsman Advanced Materials LLC

1)             Certificate of the Delaware Secretary of State with respect to Huntsman Advanced Materials LLC dated as of February 21, 2011, Authentication 8573645

2)             Certificate of Formation of Volcano Holdco 2 LLC dated as of April 7, 2003

3)             Certificate of Amendment to Certificate of Formation of Volcano Holdco 2 LLC dated as of June 18, 2003 changing the name of the entity to Huntsman Advanced Materials LLC

4)             Certificate of Amendment to Certificate of Formation of Huntsman Advanced Materials LLC dated as of November 30, 2006

5)             Certificate of Merger merging Huntsman Advanced Materials Holdings LLC with and into Huntsman Advanced Materials LLC dated as of September 28, 2007

6)             Certificate of Merger merging Huntsman Polymers Corporation with and into Huntsman Advanced Materials LLC dated as of September 28, 2007

7)             Third Amended and Restated Limited Liability Company Agreement of Huntsman Advanced Materials LLC dated as of December 20, 2005

4.                                           Huntsman International Financial LLC

1)             Certificate of the Delaware Secretary of State with respect to Huntsman International Financial LLC dated as of February 21, 2011, Authentication 8573646

2)             Certificate of Formation of Huntsman ICI Financial LLC dated as of May 19, 1999

3)             Certificate of Amendment to Certificate of Formation of Huntsman ICI Financial LLC dated as of December 7, 2000 changing the name of the entity to Huntsman International Financial LLC

4)             Limited Liability Company Agreement of Huntsman ICI Financial LLC dated as of June 18, 1999

5.                                           Huntsman Petrochemical LLC

1)             Certificate of the Delaware Secretary of State with respect to Huntsman Petrochemical LLC dated as of February 21, 2011, Authentication 8573648

2)             Certificate of Incorporation of Texaco Chemical Company dated as of October 5, 1984

3)             Certificate of Amendment to Certificate of Incorporation of Texaco Chemical Company dated as of August 23, 1985

4)             Certificate of Ownership and Merger merging Federal Chemical Company into Texaco Chemical Company dated as of July 15, 1987

5)             Certificate of Ownership and Merger merging Texaco Butadiene Company into Texaco Chemical Company dated as of December 22, 1987

6)             Certificate of Ownership and Merger merging Texaco Chemical Pipeline Company Inc. and Seachem Pipeline Company into Texaco Chemical Company dated as of August 21, 1991

7)             Certificate of Ownership and Merger of Huntsman Corporation into Texaco Chemical Company under the name of Huntsman Corporation dated as of April 21, 1994

8)             Certificate of Merger of HSC Holdings Corporation and Huntsman Specialty Chemicals Corporation into Huntsman Corporation dated as of November 20, 1995

9)             Certificate of Amendment of the Certificate of Incorporation of Huntsman Corporation dated as of January 29, 1996 changing the name of the entity to Huntsman Petrochemical Corporation

10)      Certificate of Ownership and Merger merging Huntsman Surfactants Corporation into Huntsman Petrochemical Corporation dated as of December 31, 1996

11)      Certificate of Ownership and Merger merging Huntsman Petrochemical Canada Holdings Corporation into Huntsman Petrochemical Corporation dated as of December 23, 2008

12)      Certificate of Conversion of Huntsman Petrochemical Corporation from Corporation to Limited Liability Company dated as of September 2, 2009

13)      Certificate of Formation of Huntsman Petrochemical LLC dated as of September 2, 2009

14)      Certificate of Merger merging Huntsman C4 LP with and into Huntsman Petrochemical LLC dated as of September 2, 2009

15)      Limited Liability Company Agreement of Huntsman Petrochemical LLC dated as of September 2, 2009

6.                                           Tioxide Americas (Holdings) LLC

1)             Certificate of the Delaware Secretary of State with respect to Tioxide Americas (Holdings) LLC dated as of February 21, 2011, Authentication 8573649

2)             Certificate of Formation of Tioxide Americas (Holdings) LLC dated as of November 29, 2010

3)             Limited Liability Company Agreement of Tioxide Americas (Holdings) LLC dated as of December 3, 2010

DELAWARE CORPORATION LOAN PARTY

1.                                           Huntsman International Trading Corporation

1)             Certificate of the Delaware Secretary of State with respect to Huntsman International Trading Corporation dated as of February 21, 2011, Authentication 8573647

2)             Certificate of Incorporation of Huntsman International Trading Corporation dated as of March 9, 1994

3)             Certificate of Ownership and Merger of Texaco Chemical International Trader Inc. into Huntsman International Trading Corporation dated as of April 21, 1994

4)             By-Laws of Huntsman International Trading Corporation

EXHIBIT B

TEXAS LOAN PARTIES

1.                                           Huntsman Ethyleneamines LLC

1)             Certificate of the Texas Secretary of State with respect to Huntsman Ethyleneamines LLC dated as of February 21, 2011

2)             Certificate of Account Status of the Texas Comptroller of Public Accounts with respect to Huntsman Ethyleneamines LLC dated as of March 7, 2011

3)             Articles of Conversion of Huntsman Ethyleneamines Ltd. from Limited Partnership to Limited Liability Company dated as of September 2, 2009

4)             Certificate of Formation of Huntsman Ethyleneamines LLC dated as of September 2, 2009

5)             Certificate of Merger merging Huntsman EA Holdings LLC and Huntsman Texas Holdings LLC with and into Huntsman Ethyleneamines LLC dated as of September 2, 2009

6)             Change of Name or Address by Registered Agent of Huntsman Ethyleneamines LLC dated as of April 19, 2010

7)             Limited Liability Company Agreement of Huntsman Ethyleneamines LLC dated as of September 2, 2009

2.                                           Huntsman Fuels LLC

1)             Certificate of the Texas Secretary of State with respect to Huntsman Fuels LLC dated as of February 21, 2011

2)             Certificate of Account Status of the Texas Comptroller of Public Accounts with respect to Huntsman Fuels LLC dated as of March 7, 2011

3)             Articles of Conversion of Huntsman Fuels, L.P. from Limited Partnership to Limited Liability Company dated as of September 2, 2009

4)             Certificate of Formation of Huntsman Fuels LLC dated as of September 2, 2009

5)             Certificate of Merger merging Petrostar Fuels LLC and Petrostar Industries LLC with and into Huntsman Fuels LLC dated as of September 2, 2009

6)             Change of Name or Address by Registered Agent of Huntsman Fuels LLC dated as of April 19, 2010

7)             Limited Liability Company Agreement of Huntsman Fuels LLC dated as of September 2, 2009

3.                                           Huntsman International Fuels LLC

1)             Certificate of the Texas Secretary of State with respect to Huntsman International Fuels LLC dated as of February 21, 2011

2)             Certificate of Account Status of the Texas Comptroller of Public Accounts with respect to Huntsman International Fuels LLC dated as of March 7, 2011

3)             Articles of Conversion of Huntsman International Fuels, L.P. from Limited Partnership to Limited Liability Company dated as of September 2, 2009

4)             Certificate of Formation of Huntsman International Fuels LLC dated as of September 2, 2009

5)             Certificate of Merger merging Eurofuels LLC and Eurostar Industries LLC with and into Huntsman International Fuels LLC dated as of September 2, 2009

6)             Change of Name or Address by Registered Agent of Huntsman International Fuels LLC dated as of April 19, 2010

7)             Limited Liability Company Agreement of Huntsman International Fuels LLC dated as of September 2, 2009

4.                                           Huntsman Propylene Oxide LLC

1)             Certificate of the Texas Secretary of State with respect to Huntsman Propylene Oxide LLC dated as of February 21, 2011

2)             Certificate of Account Status of the Texas Comptroller of Public Accounts with respect to Huntsman Propylene Oxide LLC dated as of March 7, 2011

3)             Articles of Conversion of Huntsman Propylene Oxide Ltd. from Limited Partnership to Limited Liability Company dated as of September 2, 2009

4)             Certificate of Formation of Huntsman Propylene Oxide LLC dated as of September 2, 2009

5)             Certificate of Merger merging Huntsman Propylene Oxide Holdings LLC with and into Huntsman Propylene Oxide LLC dated as of September 2, 2009

6)             Change of Name or Address by Registered Agent of Huntsman Propylene Oxide LLC dated as of April 19, 2010

7)             Limited Liability Company Agreement of Huntsman Propylene Oxide LLC dated as of September 2, 2009

EXHIBIT C

DELAWARE FINANCING STATEMENTS

[Stamped acknowledgment copies to be attached.]

EXHIBIT D

TEXAS FINANCING STATEMENTS

[Stamped acknowledgment copies to be attached.]